UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

Montrose Environmental Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39394	46-4195044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5120 Northshore Drive
North Little Rock, Arkansas		72118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 501 900-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000004 par value per share	MEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2026, Montrose Environmental Group, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware an amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Amendment”), to change the name of the Company from “Montrose Environmental Group, Inc.” to “Onterris, Inc.” (the “Name Change”). The Name Change and the Amendment became effective immediately upon filing.

In connection with approving the Amendment, the Company’s Board of Directors (the “Board”) approved an amendment to the Company’s Amended and Restated Bylaws to conform to and further implement the Name Change, subject to and effective upon the Amendment. Accordingly, the amendment to the Bylaws became effective upon the filing of the Certificate of Amendment reflecting the Amendment with the Secretary of State of the State of Delaware on April 17, 2026.

The foregoing descriptions of the Amendment and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Bylaws, respectively, copies of which are attached as Exhibits 3.1and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Board approved the Name Change and the Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware. Pursuant to Section 242, stockholder approval was not required to complete the Name Change or to approve or effect the Amendment. The Name Change will not in any way affect the voting or other rights that accompany the Company’s common stock, par value $0.000004 per share (“Common Stock”), or the validity or transferability of the Company’s shares of Common Stock currently outstanding.

The Company’s Common Stock will continue to be quoted on the New York Stock Exchange and will begin trading under the new name and ticker symbol “ONT” on May 4, 2026. There will be no change to the Company’s CUSIP in connection with the Name Change.

Item 7.01 Regulation FD Disclosure.

On April 21, 2026, the Company issued a press release announcing the Name Change. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 attached to this report is being furnished to the U.S. Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Montrose Environmental Group, Inc., filed April 17, 2026
3.2	Amended and Restated Bylaws of Onterris, Inc.
99.1	Press release, dated April 21, 2026, issued by Onterris, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Montrose Environmental Group, Inc.

Date:	April 21, 2026	By:	/s/ Allan Dicks
Allan Dicks Chief Financial Officer